UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2016

L Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344		31-1029810
(Commission File Number)		(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH		43230
(Address of Principal Executive Offices)		(Zip Code)

(614) 415-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
and
Item 7.01. Regulation FD Disclosure.
The following information is being furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, “Regulation FD Disclosure”, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On October 31, 2016, L Brands, Inc. issued a press release reporting estimated comparable sales for the four weeks ended October 29, 2016. In addition, the press release contains updated guidance with respect to third quarter 2016 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
On November 3, 2016, L Brands, Inc. issued a press release reporting net sales and comparable sales for the four weeks, thirteen weeks, and thirty-nine weeks ended October 29, 2016. In addition, the press release reiterates the guidance provided in the October 31, 2016 press release with respect to third quarter 2016 earnings. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 3, 2016, the Board of Directors (the “Board”) of L Brands, Inc. amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”) to implement proxy access and to make other updates to the Bylaws (the “Amendments”), effective November 3, 2016. The Amendments were undertaken in response to the approval at the Company’s Annual Meeting of Stockholders held on May 19, 2016 by stockholders of a non-binding stockholder proposal to adopt proxy access.
The Amendments include a new Section 2.05 to the Bylaws that permits a stockholder, or a group of up to 20 stockholders, owning at least 3% of the number of outstanding shares of common stock of the Company continuously for at least three years, to include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.
The Amendments also include conforming changes and updates to the Bylaws, including to the provisions regarding special meeting requests in Section 1.02 of the Bylaws and the informational requirements applicable to stockholders in connection with the advance notice requirements for nominations and business proposed by stockholders in Section 2.04 of the Bylaws.
The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein. A copy of the press release on the Amendments is attached hereto as Exhibit 99.3.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

The following documents are filed as exhibits:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of L Brands, Inc., effective November 3, 2016.
99.1	October Sales Release dated October 31, 2016.
99.2	October Sales Release dated November 3, 2016.
99.3	Press Release of L Brands, Inc., dated November 3, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date:	November 3, 2016	By:	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer
Executive Vice President and Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of L Brands, Inc., effective November 3, 2016.
99.1	October Sales Release dated October 31, 2016.
99.2	October Sales Release dated November 3, 2016.
99.3	Press Release of L Brands, Inc., dated November 3, 2016.